SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 6, 2004
(Date of earliest event reported)

Commission File No.: 333-111443



                          Mid-State Capital Corporation
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        Delaware                                        Applied For
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

4211 West Boy Scout Boulevard
Tampa, Florida                                                       33607
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Address of principal executive offices                             (Zip Code)



                                 (813) 871-4180
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                Collateral Term Sheets,
                                          Computational Materials
                                          and Structural Term Sheets
                                          prepared by Banc of America
                                          Securities LLC in connection
                                          with Mid-State Capital Corporation
                                          2004-1 Trust Asset Backed Notes

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MID-STATE CAPITAL CORPORATION


July 6, 2004

                                   By:    /s/ Joseph J. Troy
                                          ------------------------------------
                                   Name:  Joseph J. Troy
                                   Title: President

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (99)                 Collateral Term Sheets,                  E
                        Computational Materials
                        and Structural Term Sheets
                        prepared by Banc of America
                        Securities LLC in connection
                        with Mid-State Capital Corporation
                        2004-1 Trust Asset Backed Notes